Accounts Receivable and Other Receivables	12 Months Ended
Mar. 31, 2019
Disclosure Of Trade And Other Accounts Receivables [Abstract]
Accounts Receivable and Other Receivables

4.ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

As at	March 31,
	2019	2018
	$	$
Trade accounts receivable, net (a)	57,011	23,117
Trade accounts receivable from shareholders exercising significant influence	9,653	9,842
Other receivables	482	803
	67,146	33,762

(a)

As at March 31, 2019, amounts owing from one client represented, individually, more than 10% of the total trade accounts receivable and, globally, 14% of the total trade accounts receivable (two clients represented 41% of the total trade accounts receivable as at March 31, 2018).

During the year, two clients, individually, generated more than 10% of total revenue and, globally, generated 25% of total revenue (two and three clients individually generated more than 10% of total revenue and globally generated 32% and 41% of total revenue in 2018 and 2017, respectively).